UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

FORUM MERGER II CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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In connection with the proposed business combination between Forum Merger II Corporation (the “Company”) and Ittella International (“Tattooed Chef”), Tattooed Chef issued a press release announcing that it has appointed Charles (“Chuck”) F. Cargile as its Chief Financial Officer, effective on August 24, 2020. A copy of such press release is being filed herewith as soliciting material.

Tattooed Chef Appoints Charles F. Cargile as Chief Financial Officer

PARAMOUNT, Calif., Aug. 24, 2020 (GLOBE NEWSWIRE) — Ittella International, a plant-based food company with a broad portfolio of innovative products available both in private label and the “Tattooed Chef” brand (“Tattooed Chef” or the “Company”), today announced it has appointed Charles (“Chuck”) F. Cargile as Chief Financial Officer, effective August 24, 2020. The Company’s current Chief Financial Officer, Stephanie Dieckmann, will remain with the Company as Chief Operating Officer. As previously announced, Tattooed Chef and Forum Merger II Corporation (Nasdaq: FMCI) (“Forum”), a special purpose acquisition company, have entered into a definitive agreement (the “Business Combination Agreement”) for a business combination that will introduce Tattooed Chef as a Nasdaq-listed public company. The Company expects the closing of the Business Combination to occur in early October, as soon as practicable after the stockholder meeting held to approve the Business Combination, subject to the satisfaction or waiver of the closing conditions in the Merger Agreement.

Mr. Cargile is a seasoned executive with over 30 years of financial and operational experience, most recently serving as Chief Executive Officer of Sunworks since March 2017. Prior to joining Sunworks, Mr. Cargile served as Senior Vice President, Chief Financial Officer and Treasurer of Newport Corporation from October 2000 until April 2016, when Newport was acquired by MKS Instruments. Mr. Cargile was responsible for all accounting, financial reporting, tax, treasury, investor relations and information technology functions, as well as strategic planning, mergers, acquisitions and divestitures. From November 1998 to October 2000, Mr. Cargile had several roles at York International Corporation including Corporate Controller and Chief Accounting Officer and Vice President, Finance and Corporate Development. Mr. Cargile started his career at Coopers & Lybrand and Borg Warner Industrial Products, which later became Flowserve Corporation. Mr. Cargile has a B.S. in Accounting from Oklahoma State University and earned an MBA from the Marshall School of Business at the University of Southern California (USC). Mr. Cargile currently serves on the Board of Directors of Sunworks and Photon Control, as well as the Corporate Advisory Board for the Marshall School of Business at USC.

“We are pleased to welcome Chuck to the Tattooed Chef team,” said Sam Galletti, President and CEO of Tattooed Chef. “Chuck is an experienced and strategic executive with a proven track record of growing companies. His strong background and public company experience will be a valuable addition to Tattooed Chef as we continue to capitalize on the global plant-powered food market.”

Mr. Cargile said, “I am thrilled to join Tattooed Chef at this exciting and pivotal time. I look forward to working alongside the team to lead the company through this explosive growth period and to drive increasing levels of shareholder value.”

About Tattooed Chef and Ittella International
Tattooed Chef is a leading plant-based food company offering a broad portfolio of innovative plant-based food products that taste great and are sustainably sourced. Tattooed Chef’s signature products include ready-to-cook bowls, zucchini spirals, riced cauliflower, acai and smoothie bowls, and cauliflower pizza crusts, which are available in the frozen food sections of leading national retail food stores across the United States. Understanding consumer lifestyle and food trends, and a commitment to innovation allows Tattooed Chef to continuously introduce new products. Tattooed Chef provides great-tasting, approachable and innovative products not only to the growing group of consumers who seek to adopt a plant-based lifestyle, but to any of the “People Who Give a Crop”. For more information, please visit www.tattooedchef.com. Following completion of the transaction, the combined Tattooed Chef and Forum will be renamed Tattooed Chef, Inc.

About Forum Merger II Corporation
Forum Merger II Corporation is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. For more information, please visit www.forummerger.com.

Additional Information and Where to Find It
Forum has filed with the SEC a preliminary proxy statement in connection with the proposed business combination and other matters and will mail a definitive proxy statement to its stockholders as of the record date established for voting on the proposed business combination. Forum’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with Forum’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Forum, Tattooed Chef and the proposed business combination. Forum’s stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC by Forum, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Forum Merger II Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Forward-Looking Statements
Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Forum’s or Tattooed Chef’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of the stockholders of Forum or satisfy other conditions to the closing of the proposed business combination; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against Tattooed Chef or Forum; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of funds available in Forum’s trust account following any redemptions by Forum’s public stockholders, competition and the ability of the combined business to grow and manage growth profitably; the ability to meet Nasdaq’s listing requirements following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; and other risks and uncertainties indicated from time to time in the proxy statement to be filed by Forum with the SEC in connection with the proposed business combination, including those under “Risk Factors” therein, and other factors identified in Forum’s prior and future filings with the SEC, available at www.sec.gov. Some of these risks and uncertainties may be amplified by the COVID-19 outbreak. None of Forum or Tattooed Chef undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Participants in the Solicitation
Forum and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the business combination. Information about the directors and executive officers of Forum and a description of their interests in Forum are set forth in its definitive proxy statement in connection with its special meeting of stockholders to approve an extension of time in which Forum must complete an initial business combination or liquidate its trust account, which was filed with the SEC on May 26, 2020, and will also be contained in the preliminary proxy statement and definitive proxy statement, when they are filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation
This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contact
Investor Relations
(212) 739-7860
investors@forummerger.com

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